UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2016

AmeriGas Partners, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13692	23-2787918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road

King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip code)

(610) 337-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 28, 2016, AmeriGas Partners, L.P. (the “Partnership”) announced the results of the early participation of the tender offer with respect to its outstanding 7.00% Senior Notes due 2022 (the “2022 Notes”), originally issued by the Partnership’s wholly owned subsidiaries, AmeriGas Finance LLC, a Delaware limited liability company, and AmeriGas Finance Corp., a Delaware corporation (“AmeriGas Finance”), and guaranteed by the Partnership. The early participation of the tender offer expired at 5:00 p.m. New York City time on December 27, 2016, and a total of $500 million aggregate principal amount of the 2022 Notes were validly tendered and accepted for repurchase in the early participation of the tender offer.

In addition, on December 28, 2016, the Partnership announced that it issued, together with AmeriGas Finance, $700,000,000 aggregate principal amount of 5.500% senior notes due 2025 (the “New Notes”) in an underwritten public offering. The New Notes were issued pursuant to an Indenture, dated as of June 27, 2016, among the Partnership, AmeriGas Finance, and U.S. Bank National Association, as trustee (the “Indenture”), as supplemented by a Second Supplemental Indenture, dated as of December 28, 2016.

The Partnership is filing the Second Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K. The Indenture was filed with the Securities and Exchange Commission on June 27, 2016 as Exhibit 4.1 to the Current Report on Form 8-K dated June 27, 2016. The Second Supplemental Indenture and the Indenture are incorporated herein by reference.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 28, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee (including form of global note)

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)

99.1	Press Release of AmeriGas Partners, L.P. dated December 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

December 28, 2016	By:	/s/ Hugh J. Gallagher
		Name:	Hugh J. Gallagher
		Title:	Vice President - Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 28, 2016, among AmeriGas Partners, L.P., AmeriGas Finance Corp., and U.S. Bank National Association, as trustee (including form of global note)

5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)

99.1	Press Release of AmeriGas Partners, L.P. dated December 28, 2016